RYDEX VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED JUNE 12, 2001
TO
PROSPECTUS DATED MAY 1, 2001

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This supplement replaces any previous supplements to the May 1. 2001, prospectus.

The following investment options currently are not available under the Contract:

Rydex Large-Cap Europe Fund Rydex Large-Cap Japan Fund Rydex Electronics Fund Rydex Financial Services Fund Rydex Health Care Fund Rydex Retailing Fund Rydex Telecommunications Fund

We do not know at this time when or if these investment options will be made available. Your investment decision to purchase a Contract should not assume the future availability of these investment options. The Prospectus dated May 1, 2001 (the "Prospectus") is, therefore, amended by deleting all references to those investment options.

The third and fourth paragraphs under the heading "Transfer of Variable Account Value" are replaced with the following:

The transaction cut-off time for the receipt of transfer requests for all Sub-accounts is currently 4:00 P.M. Eastern time.

Rydex has asked the SEC to consent to the use of earlier deadlines for the receipt of transfer requests involving the indicated Sub-accounts. We will honor the 4:00 transfer deadline unless and until the SEC approves an earlier deadline. If the SEC grants Rydex's request, we will change to transfer deadline to an earlier time consistent with the SEC's approval. Any change will apply to all Contracts, including Contracts issued prior to the granting of SEC approval. We will notify you before we change the transfer deadline.

On November 1, 2000, Liberty Financial Companies, Inc. ("LFC"), a Massachusetts corporation, the corporate parent of Keyport Life Insurance Company ("Keyport") announced that it has retained the investment banking firm of Credit Suisse First Boston Corporation to review its strategic alternatives, including a possible sale of LFC. On May 2, 2001, LFC signed a definitive agreement to sell its annuity and bank marketing businesses, which include Keyport, to Sun Life Financial Services of Canada Inc. ("Sun Life"). The transaction is subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the United States, certain other regulatory authorities in the United States and Canada and LFC's shareholders. The transaction is expected to close in the second half of 2001.

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Service Office:
P.O. Box 691
Leesburg, VA 20178
(877) 569-3789

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110
RA.SUP(3)	06/01